SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   February 4, 1997

                                   AVERT, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Colorado                       0-239052               84-1028716
 ---------------------------         -----------            -----------------
(State of other jurisdiction        (Commission            (I.R.S. Employer
 of incorporation)                   File Number)           Identification No.)



301 Remington, Fort Collins, Colorado                            80524
---------------------------------------                         --------
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:  970-484-7722



                 119 East Mountain Avenue Fort Collins, CO 80524
          -----------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5   Other Events

     a) Avert, Inc. announced that Board intends to adhere to warrant expiration date of April 30, 1997.

Item 7   Financial Statements and Exhibits

     c) Exhibits

        30 Press release dated February 4, 1997 regarding warrant expiration date

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                              AVERT, INC.



April 14, 1997                                By:  /s/ Dean A. Suposs
Date                                             -----------------------------
                                                 Dean A. Suposs
                                                 President

                                  EXHIBIT INDEX

Exhibit No.         Exhibit Description                                  Page
----------          -------------------                                  ----
30                  Press Release, dated                                   5
                    February 4, 1997